UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 14, 2005

KRATON Polymers LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-123747	94-2805249
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

700 Milam Street, 13th Floor, North Tower, Houston, Texas		77002
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	832-204-5400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Polymer Holdings LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-123749	20-0411521
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

700 Milam Street, 13th Floor, North Tower Houston, Texas		77002
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	832-204-5400

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 2.02 Results of Operations and Financial Condition.

On November 11, 2005, Polymer Holdings LLC and KRATON Polymers LLC (collectively, the "Company") issued a press release announcing its earnings for the fiscal quarter ended September 30, 2005. The Company announced that it will hold a conference call, to discuss these results on Monday, November, 14, 2005 at 1:00 p.m. A copy of the press release is attached hereto as exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99.1: Press Release dated November 11, 2005

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRATON Polymers LLC

November 14, 2005	By:	Nicholas G. Dekker

Name: Nicholas G. Dekker
Title: Interim Chief Financial Officer

Polymer Holdings LLC

November 14, 2005	By:	Nicholas G. Dekker

Name: Nicholas G. Dekker
Title: Interim Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated November 11, 2005.